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                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES

COMMON STOCK                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                [BREAKAWAY LOGO]

                            Breakaway Solutions, Inc.

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY                                  CUSIP 106372 10 5

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF

              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $0.000125 PAR VALUE PER SHARE, OF

                            BREAKAWAY SOLUTIONS, INC.

transferable upon the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, all as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

                                [Corporate Seal]
COUNTERSIGNED AND REGISTERED:

   /s/ Gordon Brooks
       PRESIDENT AND CHIEF EXECUTIVE OFFICER

       BankBoston, N.A.
       TRANSFER AGENT AND REGISTRAR

   /s/ Kevin Comerford
       VICE PRESIDENT AND TREASURER

By /s/ William L. Goldberg
       AUTHORIZED SIGNATURE


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                            BREAKAWAY SOLUTIONS, INC.

         The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation of the Corporation and amendments thereto filed with the Secretary of State of the State of Delaware.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common    UNIF GIFT MIN ACT - .........Custodian........
TEN ENT - as tenants by the entireties                  (Cust)           (Minor)
JT TEN -  as joint tenants with right of
          survivorship and not as tenants      under Uniform Gifts to Minors Act
                  in common                    .................................
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,             HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    -----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     -----------------

           NOTICE:
                  -------------------------------------------------------------
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.